United States
                       Securities and Exchange Commission
                             Washington, D.C.  20549

                                    Form 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) Of The
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 24, 2003

                           BENTLEYCAPITALCORP.COM INC.
              (Exact name of registrant as specified in its charter)

       Washington                  000-31883                    91-2022700
     (State or other              (Commission                (I.R.S. Employer
      jurisdiction                File Number)              Identification No.)
                                of incorporation)

     1150 Marina Village Parkway, Suite 103, Alameda, California         94501
     (Address Of Principal Executive Offices)                         (Zip Code)

      Registrant's  telephone  number,  including  area  code:    (510) 865-6412


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Item 5.   Other Events
and
Item 9.   Regulation FD Disclosure

     On December 24 2003, the common stock of BentleyCapitalCorp.com Inc. began trading on the Over-the-Counter Bulletin Board, also called the OTCBB, under the trading symbol "BCPC."

     The stock quote may be obtained at the Web site of the OTCBB which is www. otcbb.com.

     Our market maker is J.P. Turner & Company, L.L.C.

     Attached as Exhibit 99.1 is our press release about our trading symbol, which is "BCPC," on the OTCBB.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 24, 2003                 BENTLEYCAPITALCORP.COM  INC.

                                             (signed) __________________________
                                        By:  /s/ Edward Alexander
                                            Edward Alexander
                                            Director, Chief Executive Officer
                                            and Chief Financial Officer

                                      EXHIBIT  INDEX

Exhibit Number   Description

99.1 Press release dated December 24, 2003 about our trading symbol, which is "BCPC," on the OTCBB.


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